Exhibit 99.2

Second Quarter
Financial Supplement
June 30, 2023
2

METLIFE TABLE OF CONTENTS

GAAP CONSOLIDATED STATEMENTS OF OPERATIONS	2

CORPORATE OVERVIEW	3

KEY ADJUSTED EARNINGS STATEMENT LINE ITEMS	5

EXPENSE DETAIL AND RATIOS	7

GAAP CONSOLIDATED BALANCE SHEETS	8

SUMMARY OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	9

U.S.
Statements of Adjusted Earnings Available to Common Shareholders	10
Group Benefits - Statements of Adjusted Earnings Available to Common Shareholders	11
Retirement and Income Solutions - Statements of Adjusted Earnings Available to Common Shareholders	12
Group Benefits - Other Expenses by Major Category; and Other Statistical Information	13
Retirement and Income Solutions - Future Policy Benefits and Policyholder Account Balances; Separate Account Liabilities; Synthetic GICs; and Longevity Reinsurance	14
Retirement and Income Solutions - Other Expenses by Major Category; and Spread	15

ASIA
Statements of Adjusted Earnings Available to Common Shareholders	16
Adjusted Premiums, Fees and Other Revenues; Other Expenses by Major Category; Sales on a Constant Currency Basis; and Other Statistical Information	17
General Account Assets Under Management and Related Measures	18

LATIN AMERICA
Statements of Adjusted Earnings Available to Common Shareholders	19
Other Expenses by Major Category; Sales on a Constant Currency Basis; and Other Statistical Information	20

EMEA
Statements of Adjusted Earnings Available to Common Shareholders	21
Other Expenses by Major Category; and Other Statistical Information	22

METLIFE HOLDINGS
Statements of Adjusted Earnings Available to Common Shareholders	23
Future Policy Benefits; Policyholder Account Balances; Market Risk Benefits; and Separate Account Liabilities	24
Other Expenses by Major Category; and Other Statistical Information	25

CORPORATE & OTHER
Statements of Adjusted Earnings Available to Common Shareholders; and Adjusted Earnings Available to Common Shareholders by Source	26

INVESTMENTS
Investment Portfolio Results by Asset Category and Annualized Yields	27
Summary of Fixed Maturity Securities Available-for-Sale by Sector and Quality Distribution; and Gross Unrealized Gains and Losses: Fixed Maturity Securities Available-for-Sale	28
Summary of Net Mortgage Loans; and Summary of Net Commercial Mortgage Loans by Region and Property Type	29
Footnotes	30

APPENDIX
Reconciliation Detail	A-1
Notable Items	A-2
Equity Details, Book Value Details and Return on Equity	A-4
Adjusted Premiums, Fees and Other Revenues, Other Expenses and Adjusted Earnings Available to Common Shareholders - Constant Currency Basis	A-5
Non-GAAP and Other Financial Disclosures	A-6
Acronyms	A-9

METLIFE
As used in this QFS, “MetLife," “we” and “our” refer to MetLife, Inc., a Delaware corporation incorporated in 1999, its subsidiaries and affiliates. In this QFS, MetLife presents certain measures of its performance that are not calculated in accordance with GAAP. We believe that these non-GAAP financial measures enhance the understanding for MetLife and its investors of MetLife's performance by highlighting the results of operations and the underlying profitability drivers of its business. See Appendix for definitions of non-GAAP financial measures and other financial disclosures.
GAAP CONSOLIDATED STATEMENTS OF OPERATIONS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	June 30, 2022	June 30, 2023

Revenues
Premiums	$11,556	$17,332	$9,005	$9,589	$11,678	$22,173	$21,267
Universal life and investment-type product policy fees	1,372	1,275	1,266	1,289	1,288	2,684	2,577
Net investment income	3,583	3,585	4,464	4,645	5,072	7,867	9,717
Other revenues	615	728	627	639	621	1,275	1,260
Net investment gains (losses)	(682)	(411)	350	(684)	(1,039)	(1,199)	(1,723)
Net derivative gains (losses)	(970)	(226)	(104)	(90)	(997)	(1,921)	(1,087)
Total revenues	15,474	22,283	15,608	15,388	16,623	30,879	32,011

Expenses
Policyholder benefits and claims	11,615	17,603	9,115	9,872	11,809	22,789	21,681
Policyholder liability remeasurement (gains) losses	(1)	136	20	(9)	(16)	(42)	(25)
Market risk benefit remeasurement (gains) losses	(757)	(965)	(512)	188	(817)	(2,197)	(629)
Interest credited to policyholder account balances	527	1,014	1,727	1,864	1,933	1,153	3,797
Policyholder dividends	194	158	155	159	151	393	310
Amortization of DAC and VOBA	458	441	457	470	479	933	949
Amortization of negative VOBA	(7)	(7)	(7)	(7)	(6)	(15)	(13)
Interest expense on debt	226	239	248	255	256	451	511
Other expenses, net of capitalization of DAC	2,231	2,249	2,379	2,339	2,404	4,491	4,743
Total expenses	14,486	20,868	13,582	15,131	16,193	27,956	31,324
Income (loss) before provision for income tax	988	1,415	2,026	257	430	2,923	687
Provision for income tax expense (benefit)	73	248	445	172	22	369	194
Net income (loss)	915	1,167	1,581	85	408	2,554	493
Less: Net income (loss) attributable to noncontrolling interests	5	5	3	5	6	10	11
Net income (loss) attributable to MetLife, Inc.	910	1,162	1,578	80	402	2,544	482
Less: Preferred stock dividends	29	64	29	66	32	92	98
Net income (loss) available to MetLife, Inc.'s common shareholders	$881	$1,098	$1,549	$14	$370	$2,452	$384

Premiums, fees and other revenues	$13,543	$19,335	$10,898	$11,517	$13,587	$26,132	$25,104

METLIFE CORPORATE OVERVIEW

	For the Three Months Ended
Unaudited (In millions, except per share data)	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023

Net income (loss) available to MetLife, Inc.'s common shareholders	$881	$1,098	$1,549	$14	$370
Adjustments from net income (loss) available to MetLife, Inc.'s common shareholders to adjusted earnings available to common shareholders:
Less: Net investment gains (losses)	(682)	(411)	350	(684)	(1,039)
Less: Net derivative gains (losses)	(970)	(226)	(104)	(90)	(997)
Less: Market risk benefit remeasurement gains (losses)	757	965	512	(188)	817
Less: Goodwill impairment	—	—	—	—	—
Less: Other adjustments to net income (loss) (1)	(396)	(435)	(317)	(383)	(316)
Less: Provision for income tax (expense) benefit	439	110	(149)	180	419
Add: Net income (loss) attributable to noncontrolling interests	5	5	3	5	6
Add: Preferred stock redemption premium	—	—	—	—	—
Adjusted earnings available to common shareholders	1,738	1,100	1,260	1,184	1,492
Less: Total notable items (2)	77	12	—	—	—
Adjusted earnings available to common shareholders, excluding total notable items (2)	$1,661	$1,088	$1,260	$1,184	$1,492

Net income (loss) available to MetLife, Inc.'s common shareholders per diluted common share	$1.08	$1.37	$1.96	$0.02	$0.48
Less: Net investment gains (losses)	(0.84)	(0.51)	0.44	(0.88)	(1.35)
Less: Net derivative gains (losses)	(1.19)	(0.28)	(0.13)	(0.12)	(1.30)
Less: Market risk benefit remeasurement gains (losses)	0.93	1.21	0.65	(0.24)	1.06
Less: Goodwill impairment	—	—	—	—	—
Less: Other adjustments to net income (loss)	(0.48)	(0.55)	(0.40)	(0.48)	(0.40)
Less: Provision for income tax (expense) benefit	0.54	0.14	(0.19)	0.23	0.54
Add: Net income (loss) attributable to noncontrolling interests	0.01	0.01	—	0.01	0.01
Add: Preferred stock redemption premium	—	—	—	—	—
Adjusted earnings available to common shareholders per diluted common share	2.13	1.37	1.59	1.52	1.94
Less: Total notable items per diluted common share (2)	0.09	0.01	—	—	—
Adjusted earnings available to common shareholders, excluding total notable items, per diluted common share (2), (3)	$2.04	$1.36	$1.59	$1.52	$1.94

	For the Three Months Ended
Unaudited (In millions, except per share data)	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023

Notable items impacting adjusted earnings available to common shareholders (2):
Actuarial assumption review and other insurance adjustments	$77	$12	$—	$—	—
Total notable items	$77	$12	$—	$—	—

Notable items impacting adjusted earnings available to common shareholders per diluted common share (2):
Actuarial assumption review and other insurance adjustments	$0.09	$0.01	$—	$—	—
Total notable items	$0.09	$0.01	$—	$—	$—

	For the Three Months Ended
Unaudited (In millions)	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023
Weighted average common shares outstanding - diluted	814.5	800.7	790.2	781.2	769.6

(1)See Appendix for further detail.

(2)These notable items represent a positive (negative) impact to adjusted earnings available to common shareholders and adjusted earnings available to common shareholders per diluted common share. The per share data for each notable item is calculated on a standalone basis and may not sum to total notable items. Notable items reflect the unexpected impact of events that affect MetLife's results, but that were unknown and that MetLife could not anticipate when it devised its business plan. Notable items also include certain items regardless of the extent anticipated in the business plan, to help investors have a better understanding of MetLife's results and to evaluate and forecast those results. See Page A-2 for further detail.

(3)Calculated on a standalone basis and may not equal (i) adjusted earnings available to common shareholders per diluted common share, less (ii) total notable items per diluted common share.

METLIFE CORPORATE OVERVIEW (CONTINUED)

Unaudited	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023

Book value per common share (1)	$37.52	$32.48	$33.45	$36.89	$34.92
Book value per common share, excluding AOCI other than FCTA (1)	$52.30	$52.04	$54.30	$53.83	$53.55

	For the Three Months Ended
Unaudited	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023
Return on MetLife, Inc.'s (2):
Common stockholders' equity	10.3%	15.8%	24.0%	0.2%	5.4%

Adjusted return on MetLife, Inc.'s (2):
Common stockholders' equity	20.3%	15.9%	19.5%	17.4%	21.8%
Common stockholders' equity, excluding AOCI other than FCTA	16.4%	10.6%	12.1%	11.3%	14.6%
Common stockholders' equity, excluding total notable items (excludes AOCI other than FCTA) (3)	15.7%	10.5%	12.1%	11.3%	14.6%

	For the Three Months Ended
Unaudited (In millions)	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023

Common shares outstanding, beginning of period	814.8	797.6	787.3	779.1	769.2
Share repurchases	(17.3)	(10.3)	(8.5)	(11.6)	(12.1)
Newly issued shares	0.1	—	0.3	1.7	0.1
Common shares outstanding, end of period	797.6	787.3	779.1	769.2	757.2

Weighted average common shares outstanding - basic	809.7	795.8	784.2	775.4	765.9
Dilutive effect of the exercise or issuance of stock-based awards	4.8	4.9	6.0	5.8	3.7
Weighted average common shares outstanding - diluted	814.5	800.7	790.2	781.2	769.6

MetLife Policyholder Trust Shares	126.2	125.1	123.6	122.1	120.5

(1) Calculated using common shares outstanding, end of period.
(2) Annualized using quarter-to-date results. See Page A-4 for further detail.

(3)Notable items reflect the unexpected impact of events that affect MetLife’s results, but that were unknown and that MetLife could not anticipate when it devised its business plan. Notable items also include certain items regardless of the extent anticipated in the business plan, to help investors have a better understanding of MetLife's results and to evaluate and forecast those results. Notable items can affect MetLife’s results either positively or negatively. See Page A-2 for further detail.

METLIFE KEY ADJUSTED EARNINGS STATEMENT LINE ITEMS

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	June 30, 2022	June 30, 2023

Total revenues	$15,474	$22,283	$15,608	$15,388	$16,623	$30,879	$32,011
Less: Adjustments to total revenues:
Net investment gains (losses)	(682)	(411)	350	(684)	(1,039)	(1,199)	(1,723)
Net derivative gains (losses)	(970)	(226)	(104)	(90)	(997)	(1,921)	(1,087)
Investment hedge adjustments	(232)	(252)	(277)	(264)	(263)	(447)	(527)
Asymmetrical and non-economic accounting	—	—	—	—	—	—	—
Unit-linked contract income	(688)	(321)	209	303	296	(1,186)	599
Other adjustments	47	35	27	(3)	(8)	88	(11)
Divested businesses	—	—	—	—	—	66	—
Total adjusted revenues	$17,999	$23,458	$15,403	$16,126	$18,634	$35,478	$34,760

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	June 30, 2022	June 30, 2023

Net investment income	$3,583	$3,585	$4,464	$4,645	$5,072	$7,867	$9,717
Less: Adjustments to net investment income:
Investment hedge adjustments	(232)	(252)	(277)	(264)	(263)	(447)	(527)
Unit-linked contract income	(688)	(321)	209	303	296	(1,186)	599
Other adjustments	(1)	(5)	2	—	(1)	(7)	(1)
Divested businesses	—	—	—	—	—	11	—
Adjusted net investment income	$4,504	$4,163	$4,530	$4,606	$5,040	$9,496	$9,646

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	June 30, 2022	June 30, 2023

Variable investment income (Included in net investment income above)	$389	$(53)	$24	$(44)	$221	$1,574	$177

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	June 30, 2022	June 30, 2023

Premiums, fees and other revenues	$13,543	$19,335	$10,898	$11,517	$13,587	$26,132	$25,104
Less: Adjustments to premiums, fees and other revenues:
Asymmetrical and non-economic accounting	—	—	—	—	—	—	—
Other adjustments	48	40	25	(3)	(7)	95	(10)
Divested businesses	—	—	—	—	—	55	—
Adjusted premiums, fees and other revenues	$13,495	$19,295	$10,873	$11,520	$13,594	$25,982	$25,114
Adjusted premiums, fees and other revenues, on a constant currency basis	$13,476	$19,448	$11,046	$11,526	$13,594

METLIFE KEY ADJUSTED EARNINGS STATEMENT LINE ITEMS (CONTINUED)

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	June 30, 2022	June 30, 2023

Total expenses	$14,486	$20,868	$13,582	$15,131	$16,193	$27,956	$31,324
Less: Adjustments to total expenses:
Market risk benefit remeasurement (gains) losses	(757)	(965)	(512)	188	(817)	(2,197)	(629)
Goodwill impairment	—	—	—	—	—	—	—
Asymmetrical and non-economic accounting	184	205	143	103	64	240	167
Market volatility	(34)	(66)	(105)	(14)	(44)	(22)	(58)
Unit-linked contract costs	(695)	(302)	180	303	301	(1,200)	604
Other adjustments	60	47	37	16	11	107	27
Divested businesses	8	13	21	11	9	63	20
Total adjusted expenses	$15,720	$21,936	$13,818	$14,524	$16,669	$30,965	$31,193

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	June 30, 2022	June 30, 2023

Capitalization of DAC	$(637)	$(626)	$(699)	$(718)	$(729)	$(1,289)	$(1,447)
Less: Divested businesses	—	—	—	—	—	(11)	—
Adjusted capitalization of DAC	$(637)	$(626)	$(699)	$(718)	$(729)	$(1,278)	$(1,447)

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	June 30, 2022	June 30, 2023

Other expenses	$2,868	$2,875	$3,078	$3,057	$3,133	$5,780	$6,190
Less: Adjustments to other expenses:
Other adjustments	60	47	37	16	11	107	27
Divested businesses	8	13	21	11	9	40	20
Adjusted other expenses	$2,800	$2,815	$3,020	$3,030	$3,113	$5,633	$6,143
Adjusted other expenses on a constant currency basis	$2,777	$2,867	$3,089	$3,027	$3,113

METLIFE EXPENSE DETAIL AND RATIOS

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions, except ratio data)	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	June 30, 2022	June 30, 2023
Other expenses, net of capitalization of DAC	$2,231	$2,249	$2,379	$2,339	$2,404	$4,491	$4,743

Premiums, fees and other revenues	$13,543	$19,335	$10,898	$11,517	$13,587	$26,132	$25,104

Expense ratio	16.5%	11.6%	21.8%	20.3%	17.7%	17.2%	18.9%

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	June 30, 2022	June 30, 2023
Adjusted other expenses by major category
Direct expenses	$1,335	$1,342	$1,481	$1,387	$1,415	$2,667	$2,802
Pension, postretirement and postemployment benefit costs	24	24	25	59	59	49	118
Premium taxes, other taxes, and licenses & fees	137	172	146	161	184	288	345
Commissions and other variable expenses	1,304	1,277	1,368	1,423	1,455	2,629	2,878
Adjusted other expenses	2,800	2,815	3,020	3,030	3,113	5,633	6,143
Adjusted capitalization of DAC	(637)	(626)	(699)	(718)	(729)	(1,278)	(1,447)
Adjusted other expenses, net of adjusted capitalization of DAC	2,163	2,189	2,321	2,312	2,384	4,355	4,696
Less: Total notable items related to adjusted other expenses (1)	—	—	—	—	—	—	—
Adjusted other expenses, net of adjusted capitalization of DAC, excluding total notable items related to adjusted other expenses (1)	$2,163	$2,189	$2,321	$2,312	$2,384	$4,355	$4,696

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions, except ratio data)	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	June 30, 2022	June 30, 2023
Employee-related costs	$866	$875	$864	$929	$895	$1,765	$1,824
Third-party staffing costs	371	349	433	331	346	746	677
General and administrative expenses	98	118	184	127	174	156	301
Direct expenses	1,335	1,342	1,481	1,387	1,415	2,667	2,802
Less: Total notable items related to direct expenses (1)	—	—	—	—	—	—	—
Direct expenses, excluding total notable items related to direct expenses (1)	$1,335	$1,342	$1,481	$1,387	$1,415	$2,667	$2,802

Adjusted other expenses, net of adjusted capitalization of DAC	$2,163	$2,189	$2,321	$2,312	$2,384	$4,355	$4,696
Less: Total notable items related to adjusted other expenses (1)	—	—	—	—	—	—	—
Adjusted other expenses, net of adjusted capitalization of DAC, excluding total notable items related to adjusted other expenses (1)	$2,163	$2,189	$2,321	$2,312	$2,384	$4,355	$4,696

Adjusted premiums, fees and other revenues	$13,495	$19,295	$10,873	$11,520	$13,594	$25,982	$25,114
Less: PRT	2,564	8,466	(69)	(21)	2,024	3,822	2,003
Adjusted premiums, fees and other revenues, excluding PRT	$10,931	$10,829	$10,942	$11,541	$11,570	$22,160	$23,111

Direct expense ratio	9.9%	7.0%	13.6%	12.0%	10.4%	10.3%	11.2%
Direct expense ratio, excluding total notable items related to direct expenses and PRT (1)	12.2%	12.4%	13.5%	12.0%	12.2%	12.0%	12.1%

Adjusted expense ratio	16.0%	11.3%	21.3%	20.1%	17.5%	16.8%	18.7%
Adjusted expense ratio, excluding total notable items related to adjusted other expenses and PRT (1)	19.8%	20.2%	21.2%	20.0%	20.6%	19.7%	20.3%

(1)Notable items reflect the unexpected impact of events that affect MetLife’s results, but that were unknown and that MetLife could not anticipate when it devised its business plan. Notable items also include certain items regardless of the extent anticipated in the business plan, to help investors have a better understanding of MetLife's results and to evaluate and forecast those results. Notable items can affect MetLife’s results either positively or negatively. See Page A-2 for further detail.

METLIFE GAAP CONSOLIDATED BALANCE SHEETS

Unaudited (In millions)	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023

ASSETS
Investments:
Fixed maturity securities available-for-sale, at estimated fair value	$284,178	$270,765	$276,780	$283,854	$283,857
Equity securities, at estimated fair value	1,085	973	1,684	1,695	769
Contractholder-directed equity securities and fair value option securities, at estimated fair value	9,875	8,954	9,668	10,063	10,204
Mortgage loans	82,055	82,437	83,763	85,572	92,986
Policy loans	8,876	8,783	8,874	8,863	8,788
Real estate and real estate joint ventures	12,376	12,532	13,137	13,155	13,045
Other limited partnership interests	14,636	14,387	14,414	14,437	14,722
Short-term investments, principally at estimated fair value	3,043	5,266	4,935	4,184	6,921
Other invested assets	19,901	22,299	20,038	19,479	19,656
Total investments	436,025	426,396	433,293	441,302	450,948
Cash and cash equivalents, principally at estimated fair value	20,548	22,200	20,195	18,456	15,417
Accrued investment income	3,154	3,355	3,446	3,554	3,505
Premiums, reinsurance and other receivables	17,713	17,550	17,364	18,692	18,530
Market risk benefits, at estimated fair value	25	253	280	227	279
Deferred policy acquisition costs and value of business acquired	18,946	18,545	19,653	19,976	19,850
Current income tax recoverable	274	194	42	—	189
Deferred income tax assets	1,949	2,161	2,439	2,257	2,377
Goodwill	9,151	9,005	9,297	9,379	9,261
Other assets	11,280	10,992	11,025	12,006	10,977
Separate account assets	143,829	135,771	146,038	148,417	145,946
Total assets	$662,894	$646,422	$663,072	$674,266	$677,279

LIABILITIES AND EQUITY
Liabilities
Future policy benefits	$184,916	$180,812	$187,222	$191,741	$190,474
Policyholder account balances	207,921	205,279	210,597	212,569	214,413
Market risk benefits, at estimated fair value	4,704	4,039	3,763	3,869	3,259
Other policy-related balances	18,652	18,509	18,424	19,598	19,642
Policyholder dividends payable	457	429	387	356	366
Payables for collateral under securities loaned and other transactions	23,819	24,890	20,937	19,863	18,806
Short-term debt	196	183	175	168	200
Long-term debt	13,677	14,520	14,647	14,622	14,539
Collateral financing arrangement	741	729	716	704	675
Junior subordinated debt securities	3,157	3,158	3,158	3,159	3,160
Current income tax payable	—	—	—	554	—
Deferred income tax liability	1,828	991	950	1,111	752
Other liabilities	24,988	27,472	25,933	25,112	34,555
Separate account liabilities	143,829	135,771	146,038	148,417	145,946
Total liabilities	628,885	616,782	632,947	641,843	646,787

Equity
Preferred stock, at par value	—	—	—	—	—
Common stock, at par value	12	12	12	12	12
Additional paid-in capital	33,548	33,589	33,616	33,617	33,630
Retained earnings	38,478	39,176	40,332	39,957	39,928
Treasury stock, at cost	(20,188)	(20,862)	(21,458)	(22,245)	(22,923)
Accumulated other comprehensive income (loss)	(18,106)	(22,526)	(22,621)	(19,147)	(20,386)
Total MetLife, Inc.'s stockholders' equity	33,744	29,389	29,881	32,194	30,261
Noncontrolling interests	265	251	244	229	231
Total equity	34,009	29,640	30,125	32,423	30,492
Total liabilities and equity	$662,894	$646,422	$663,072	$674,266	$677,279

METLIFE SUMMARY OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended
Unaudited (In millions)	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023

Adjusted earnings before provision for income tax
U.S.
GROUP BENEFITS	$515	$530	$495	$391	$471
RETIREMENT AND INCOME SOLUTIONS	473	420	477	505	527
TOTAL U.S.	$988	$950	$972	$896	$998
ASIA	684	385	369	405	611
LATIN AMERICA	330	203	233	303	281
EMEA	88	90	72	76	92
METLIFE HOLDINGS	479	143	228	195	262
CORPORATE & OTHER	(290)	(249)	(289)	(273)	(279)
Total adjusted earnings before provision for income tax	$2,279	$1,522	$1,585	$1,602	$1,965

Provision for income tax expense (benefit)
U.S.
GROUP BENEFITS	$109	$113	$103	$84	$99
RETIREMENT AND INCOME SOLUTIONS	99	86	96	105	110
TOTAL U.S.	$208	$199	$199	$189	$209
ASIA	198	118	104	125	180
LATIN AMERICA	79	44	49	88	62
EMEA	22	26	8	16	22
METLIFE HOLDINGS	97	26	44	37	51
CORPORATE & OTHER	(92)	(55)	(108)	(103)	(83)
Total provision for income tax expense (benefit)	$512	$358	$296	$352	$441

Adjusted earnings available to common shareholders
U.S.
GROUP BENEFITS	$406	$417	$392	$307	$372
RETIREMENT AND INCOME SOLUTIONS	374	334	381	400	417
TOTAL U.S.	$780	$751	$773	$707	$789
ASIA	486	267	265	280	431
LATIN AMERICA	251	159	184	215	219
EMEA	66	64	64	60	70
METLIFE HOLDINGS	382	117	184	158	211
CORPORATE & OTHER (1)	(227)	(258)	(210)	(236)	(228)
Total adjusted earnings available to common shareholders (1)	$1,738	$1,100	$1,260	$1,184	$1,492

(1)Includes impact of preferred stock dividends of $29 million, $64 million, $29 million, $66 million and $32 million for the three months ended June 30, 2022, September 30, 2022, December 31, 2022, March 31, 2023 and June 30, 2023, respectively.

U.S. STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	June 30, 2022	June 30, 2023

Adjusted revenues
Premiums	$8,094	$13,954	$5,617	$5,952	$8,108	$15,099	$14,060
Universal life and investment-type product policy fees	283	286	291	297	294	581	591
Net investment income	1,710	1,716	2,040	2,124	2,275	3,584	4,399
Other revenues	404	514	408	448	434	830	882
Total adjusted revenues	10,491	16,470	8,356	8,821	11,111	20,094	19,932

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	8,115	13,978	5,729	6,219	8,307	15,532	14,526
Policyholder liability remeasurement (gains) losses	(7)	9	(8)	(33)	(9)	(30)	(42)
Interest credited to policyholder account balances	453	548	650	692	750	859	1,442
Capitalization of DAC	(23)	(38)	(38)	(51)	(55)	(55)	(106)
Amortization of DAC and VOBA	15	17	17	17	19	32	36
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	1	3	3	3	5	3	8
Other expenses	949	1,003	1,031	1,078	1,096	1,928	2,174
Total adjusted expenses	9,503	15,520	7,384	7,925	10,113	18,269	18,038
Adjusted earnings before provision for income tax	988	950	972	896	998	1,825	1,894
Provision for income tax expense (benefit)	208	199	199	189	209	382	398
Adjusted earnings	780	751	773	707	789	1,443	1,496
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$780	$751	$773	$707	$789	$1,443	$1,496

Adjusted premiums, fees and other revenues	$8,781	$14,754	$6,316	$6,697	$8,836	$16,510	$15,533
Less: PRT	2,564	8,466	(69)	(21)	2,024	3,822	2,003
Adjusted premiums, fees and other revenues, excluding PRT	$6,217	$6,288	$6,385	$6,718	$6,812	$12,688	$13,530

U.S. GROUP BENEFITS STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	June 30, 2022	June 30, 2023

Adjusted revenues
Premiums	$5,210	$5,161	$5,247	$5,451	$5,427	$10,643	$10,878
Universal life and investment-type product policy fees	210	215	214	218	223	426	441
Net investment income	278	279	299	310	327	558	637
Other revenues	336	331	338	380	363	691	743
Total adjusted revenues	6,034	5,986	6,098	6,359	6,340	12,318	12,699

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	4,640	4,538	4,645	4,994	4,866	9,893	9,860
Policyholder liability remeasurement (gains) losses	2	4	2	(4)	2	1	(2)
Interest credited to policyholder account balances	32	34	46	46	48	63	94
Capitalization of DAC	(6)	(4)	(4)	(6)	(5)	(10)	(11)
Amortization of DAC and VOBA	7	7	6	6	7	13	13
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	—	1	—	—	1	—	1
Other expenses	844	876	908	932	950	1,694	1,882
Total adjusted expenses	5,519	5,456	5,603	5,968	5,869	11,654	11,837
Adjusted earnings before provision for income tax	515	530	495	391	471	664	862
Provision for income tax expense (benefit)	109	113	103	84	99	141	183
Adjusted earnings	406	417	392	307	372	523	679
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$406	$417	$392	$307	$372	$523	$679

Adjusted premiums, fees and other revenues	$5,756	$5,707	$5,799	$6,049	$6,013	$11,760	$12,062

U.S. RETIREMENT AND INCOME SOLUTIONS STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	June 30, 2022	June 30, 2023

Adjusted revenues
Premiums	$2,884	$8,793	$370	$501	$2,681	$4,456	$3,182
Universal life and investment-type product policy fees	73	71	77	79	71	155	150
Net investment income	1,432	1,437	1,741	1,814	1,948	3,026	3,762
Other revenues	68	183	70	68	71	139	139
Total adjusted revenues	4,457	10,484	2,258	2,462	4,771	7,776	7,233

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	3,475	9,440	1,084	1,225	3,441	5,639	4,666
Policyholder liability remeasurement (gains) losses	(9)	5	(10)	(29)	(11)	(31)	(40)
Interest credited to policyholder account balances	421	514	604	646	702	796	1,348
Capitalization of DAC	(17)	(34)	(34)	(45)	(50)	(45)	(95)
Amortization of DAC and VOBA	8	10	11	11	12	19	23
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	1	2	3	3	4	3	7
Other expenses	105	127	123	146	146	234	292
Total adjusted expenses	3,984	10,064	1,781	1,957	4,244	6,615	6,201
Adjusted earnings before provision for income tax	473	420	477	505	527	1,161	1,032
Provision for income tax expense (benefit)	99	86	96	105	110	241	215
Adjusted earnings	374	334	381	400	417	920	817
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$374	$334	$381	$400	$417	$920	$817

Adjusted premiums, fees and other revenues	$3,025	$9,047	$517	$648	$2,823	$4,750	$3,471
Less: PRT	2,564	8,466	(69)	(21)	2,024	3,822	2,003
Adjusted premiums, fees and other revenues, excluding PRT	$461	$581	$586	$669	$799	$928	$1,468

U.S. GROUP BENEFITS
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023

Direct and allocated expenses	$436	$444	$475	$474	$468
Pension, postretirement and postemployment benefit costs	1	2	(1)	13	13
Premium taxes, other taxes, and licenses & fees	73	88	80	80	101
Commissions and other variable expenses	334	342	354	365	368
Adjusted other expenses	$844	$876	$908	$932	$950

OTHER STATISTICAL INFORMATION (1)

	For the Three Months Ended
Unaudited (In millions, except ratios)	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023

Group Life (2)
Adjusted premiums, fees and other revenues	$2,126	$2,125	$2,131	$2,232	$2,254
Mortality ratio	85.4%	85.7%	87.3%	90.5%	85.3%
Group Non-Medical Health (3)
Adjusted premiums, fees and other revenues	$2,481	$2,475	$2,533	$2,601	$2,617
Interest adjusted benefit ratio (4)	73.1%	70.1%	70.1%	72.9%	73.7%

(1) Results are derived from insurance and non-administrative services-only contracts.
(2) Excludes certain experience-rated contracts and includes accidental death and dismemberment.
(3) Primarily includes dental, group and individual disability, accident & health, critical illness and vision.
(4) Reflects actual claims experience and excludes the impact of interest credited on future policyholder benefits. The product within Group Non-Medical Health with interest credited on future policyholder benefits is disability.

U.S. RETIREMENT AND INCOME SOLUTIONS
FUTURE POLICY BENEFITS (1)

Unaudited (In millions)	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023
Balance, end of period (at balance sheet discount rate) (2)	$58,840	$61,264	$62,737	$63,671	$64,446
Less: Accumulated other comprehensive (income) loss	720	(4,531)	(2,856)	(1,302)	(2,135)
Balance, end of period (at original discount rate)	$58,120	$65,795	$65,593	$64,973	$66,581

POLICYHOLDER ACCOUNT BALANCES

Unaudited (In millions)	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023
Balance, end of period	$79,821	$79,311	$80,066	$79,973	$81,249

SEPARATE ACCOUNT LIABILITIES

Unaudited (In millions)	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023
Balance, end of period	$61,622	$58,838	$60,040	$57,990	$54,501

SYNTHETIC GICS (3), (4)

Unaudited (In millions)	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023
Balance, end of period	$44,841	$45,066	$46,316	$47,850	$50,453

LONGEVITY REINSURANCE (5)

Unaudited (In millions)	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023
Balance, end of period	$14,753	$13,427	$16,602	$17,085	$19,401

(1)Includes $3,291 million, $3,394 million, $3,392 million, $3,449 million and $3,481 million of DPL at June 30, 2022, September 30, 2022, December 31, 2022, March 31, 2023 and June 30, 2023, respectively.

(2)Represents the current discount rate at the respective balance sheet date.

(3)A synthetic GIC is a contract that simulates the performance of a traditional GIC through the use of financial instruments and is reported as a derivative. A key difference between a synthetic GIC and a traditional GIC is that the contractholder owns the assets underlying the synthetic GIC. The assets and corresponding contractholder account balance are not on MetLife, Inc.'s consolidated balance sheet, as they are for a traditional GIC. The contractholder account balance is reported at contract value in the table above.

(4)Includes $0, $0, $147 million, $2,262 million, and $3,112 million of transfers from separate account GICs to synthetic GICs at June 30, 2022, September 30, 2022, December 31, 2022, March 31, 2023, and June 30, 2023, respectively. These transfers are reported as surrenders and withdrawals on the separate account liabilities table and premiums and deposits on the synthetic GICs table.

(5)The contract value presented represents notional amounts based on the present value of fixed annuity premiums related to longevity reinsurance contracts associated with the United Kingdom pension risk transfer market.

U.S. RETIREMENT AND INCOME SOLUTIONS
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023

Direct and allocated expenses	$61	$64	$70	$71	$67
Pension, postretirement and postemployment benefit costs	1	—	—	3	3
Premium taxes, other taxes, and licenses & fees	4	22	10	9	12
Commissions and other variable expenses	39	41	43	63	64
Adjusted other expenses	$105	$127	$123	$146	$146

SPREAD

	For the Three Months Ended
Unaudited	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023

Investment income yield excluding variable investment income yield	3.88%	4.20%	4.69%	4.98%	5.18%
Variable investment income yield	7.03%	(3.24)%	0.50%	(0.27)%	2.57%
Total investment income yield	4.01%	3.90%	4.53%	4.78%	5.08%

Average crediting rate	2.96%	3.29%	3.65%	3.82%	3.97%
Amortization of DPL and losses at inception (1)	(0.21)%	(0.21)%	(0.20)%	(0.21)%	(0.21)%
Total average crediting rate	2.75%	3.08%	3.45%	3.61%	3.76%

Annualized general account spread	1.26%	0.82%	1.08%	1.17%	1.32%
Annualized general account spread excluding variable investment income yield	1.13%	1.12%	1.24%	1.37%	1.42%

(1)Includes the amortization of DPL of (0.21)%, (0.22)%, (0.20)%, (0.22)% and (0.21)% for the three months ended June 30, 2022, September 30, 2022, December 31, 2022, March 31, 2023 and June 30, 2023, respectively.

ASIA STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	June 30, 2022	June 30, 2023

Adjusted revenues
Premiums	$1,393	$1,346	$1,272	$1,377	$1,310	$2,945	$2,687
Universal life and investment-type product policy fees	420	438	432	397	396	823	793
Net investment income	1,012	827	828	881	1,050	2,254	1,931
Other revenues	24	21	24	20	21	45	41
Total adjusted revenues	2,849	2,632	2,556	2,675	2,777	6,067	5,452

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	1,123	1,119	1,051	1,130	1,057	2,394	2,187
Policyholder liability remeasurement (gains) losses	(10)	61	42	11	(27)	(34)	(16)
Interest credited to policyholder account balances	493	497	515	536	570	991	1,106
Capitalization of DAC	(381)	(351)	(410)	(401)	(397)	(769)	(798)
Amortization of DAC and VOBA	182	178	191	193	190	376	383
Amortization of negative VOBA	(5)	(6)	(6)	(6)	(5)	(12)	(11)
Interest expense on debt	—	—	—	—	—	—	—
Other expenses	763	749	804	807	778	1,600	1,585
Total adjusted expenses	2,165	2,247	2,187	2,270	2,166	4,546	4,436
Adjusted earnings before provision for income tax	684	385	369	405	611	1,521	1,016
Provision for income tax expense (benefit)	198	118	104	125	180	436	305
Adjusted earnings	486	267	265	280	431	1,085	711
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$486	$267	$265	$280	$431	$1,085	$711

Adjusted premiums, fees and other revenues	$1,837	$1,805	$1,728	$1,794	$1,727	$3,813	$3,521

ASIA
ADJUSTED PREMIUMS, FEES AND OTHER REVENUES
	For the Three Months Ended
Unaudited (In millions)	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023

Adjusted premiums, fees and other revenues	$1,837	$1,805	$1,728	$1,794	$1,727

Adjusted premiums, fees and other revenues, on a constant currency basis	$1,744	$1,806	$1,764	$1,742	$1,727
Add: Operating joint ventures, on a constant currency basis (1)	295	384	373	492	420
Adjusted premiums, fees and other revenues, including operating joint ventures, on a constant currency basis	$2,039	$2,190	$2,137	$2,234	$2,147

OTHER EXPENSES BY MAJOR CATEGORY
	For the Three Months Ended
Unaudited (In millions)	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023

Direct and allocated expenses	$291	$285	$300	$303	$285
Pension, postretirement and postemployment benefit costs	19	17	23	17	15
Premium taxes, other taxes, and licenses & fees	31	36	37	33	32
Commissions and other variable expenses	422	411	444	454	446
Adjusted other expenses	$763	$749	$804	$807	$778
Adjusted other expenses, net of adjusted capitalization of DAC	$382	$398	$394	$406	$381

Adjusted other expenses on a constant currency basis	$724	$752	$822	$783	$778
Add: Operating joint ventures, on a constant currency basis (2)	100	109	109	127	119
Adjusted other expenses, including operating joint ventures, on a constant currency basis	$824	$861	$931	$910	$897
Adjusted other expenses, including operating joint ventures, net of adjusted capitalization of DAC, on a constant currency basis	$443	$486	$492	$486	$469

SALES ON A CONSTANT CURRENCY BASIS
	For the Three Months Ended
Unaudited (In millions)	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023

Japan:
Life	$105	$101	$102	$83	$200
Accident & Health	71	67	62	66	63
Annuities	130	202	267	264	173
Other	2	3	2	2	2
Total Japan	308	373	433	415	438
Other Asia	157	209	190	230	184
Total sales	$465	$582	$623	$645	$622

OTHER STATISTICAL INFORMATION

	For the Three Months Ended
Unaudited (In millions)	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023

Adjusted earnings available to common shareholders	$486	$267	$265	$280	$431
Adjusted earnings available to common shareholders, on a constant currency basis	$472	$264	$269	$276	$431

(1)Includes MetLife, Inc.'s share of adjusted premiums, fees and other revenues for operating joint ventures in: (i) China, (ii) India, (iii) Malaysia and (iv) Vietnam, on the basis of proportional consolidation and MetLife's percentage ownership. These operating joint ventures are accounted for using the equity method of accounting under GAAP.

(2)Includes MetLife, Inc.'s share of adjusted other expenses for operating joint ventures in: (i) China, (ii) India, (iii) Malaysia and (iv) Vietnam, on the basis of proportional consolidation and MetLife's percentage ownership. These operating joint ventures are accounted for using the equity method of accounting under GAAP.

ASIA

ASIA GENERAL ACCOUNT ASSETS UNDER MANAGEMENT AND RELATED MEASURES

Unaudited (In millions)	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023

GA AUM	$117,597	$109,930	$116,289	$121,072	$118,188
GA AUM (at amortized cost)	$122,257	$119,302	$126,335	$127,120	$125,266

GA AUM (at amortized cost), on a constant currency basis	$118,882	$120,236	$121,685	$123,311	$125,266
Add: Operating joint ventures, on a constant currency basis (1)	6,910	7,102	7,451	7,860	8,162
GA AUM (at amortized cost), including operating joint ventures, on a constant currency basis	$125,792	$127,338	$129,136	$131,171	$133,428

(1)Includes MetLife, Inc.'s share of GA AUM for operating joint ventures in: (i) China, (ii) India, (iii) Malaysia and (iv) Vietnam, on the basis of proportional consolidation and MetLife's percentage ownership. These operating joint ventures are accounted for using the equity method of accounting under GAAP.

LATIN AMERICA STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	June 30, 2022	June 30, 2023

Adjusted revenues
Premiums	$822	$822	$842	$1,025	$1,023	$1,560	$2,048
Universal life and investment-type product policy fees	294	293	299	335	352	583	687
Net investment income	459	399	413	379	418	781	797
Other revenues	10	10	10	12	10	19	22
Total adjusted revenues	1,585	1,524	1,564	1,751	1,803	2,943	3,554

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	812	872	856	966	976	1,592	1,942
Policyholder liability remeasurement (gains) losses	6	3	(16)	(4)	3	(8)	(1)
Interest credited to policyholder account balances	84	89	94	99	105	152	204
Capitalization of DAC	(116)	(130)	(137)	(151)	(148)	(227)	(299)
Amortization of DAC and VOBA	101	104	105	106	117	201	223
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	4	3	2	2	4	7	6
Other expenses	364	380	427	430	465	713	895
Total adjusted expenses	1,255	1,321	1,331	1,448	1,522	2,430	2,970
Adjusted earnings before provision for income tax	330	203	233	303	281	513	584
Provision for income tax expense (benefit)	79	44	49	88	62	127	150
Adjusted earnings	251	159	184	215	219	386	434
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$251	$159	$184	$215	$219	$386	$434

Adjusted premiums, fees and other revenues	$1,126	$1,125	$1,151	$1,372	$1,385	$2,162	$2,757

LATIN AMERICA
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023

Direct and allocated expenses	$116	$116	$140	$133	$143
Pension, postretirement and postemployment benefit costs	1	1	1	1	1
Premium taxes, other taxes, and licenses & fees	11	12	13	21	20
Commissions and other variable expenses	236	251	273	275	301
Adjusted other expenses	$364	$380	$427	$430	$465
Adjusted other expenses, net of adjusted capitalization of DAC	$248	$250	$290	$279	$317
Adjusted other expenses on a constant currency basis	$388	$424	$471	$448	$465
Adjusted other expenses, net of adjusted capitalization of DAC, on a constant currency basis	$262	$277	$319	$290	$317

SALES ON A CONSTANT CURRENCY BASIS

	For the Three Months Ended
Unaudited (In millions)	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023

Mexico	$143	$146	$146	$214	153
Chile	87	92	97	102	101
All other	67	84	86	99	82
Total sales	$297	$322	$329	$415	$336

OTHER STATISTICAL INFORMATION

	For the Three Months Ended
Unaudited (In millions)	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023

Adjusted premiums, fees and other revenues	$1,126	$1,125	$1,151	$1,372	$1,385
Adjusted earnings available to common shareholders	$251	$159	$184	$215	$219

Adjusted premiums, fees and other revenues, on a constant currency basis	$1,220	$1,272	$1,277	$1,424	$1,385
Adjusted earnings available to common shareholders, on a constant currency basis	$278	$186	$207	$225	$219

EMEA STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	June 30, 2022	June 30, 2023

Adjusted revenues
Premiums	$493	$472	$488	$496	$499	$1,002	$995
Universal life and investment-type product policy fees	77	57	67	77	75	160	152
Net investment income	38	40	41	45	47	79	92
Other revenues	8	8	10	8	8	17	16
Total adjusted revenues	616	577	606	626	629	1,258	1,255

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	226	235	239	261	237	502	498
Policyholder liability remeasurement (gains) losses	6	(11)	(5)	(3)	2	10	(1)
Interest credited to policyholder account balances	20	16	18	16	19	37	35
Capitalization of DAC	(108)	(96)	(106)	(108)	(119)	(209)	(227)
Amortization of DAC and VOBA	88	75	81	85	85	167	170
Amortization of negative VOBA	(2)	(1)	(1)	(1)	(1)	(3)	(2)
Interest expense on debt	—	—	—	—	—	—	—
Other expenses	298	269	308	300	314	594	614
Total adjusted expenses	528	487	534	550	537	1,098	1,087
Adjusted earnings before provision for income tax	88	90	72	76	92	160	168
Provision for income tax expense (benefit)	22	26	8	16	22	39	38
Adjusted earnings	66	64	64	60	70	121	130
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$66	$64	$64	$60	$70	$121	$130

Adjusted premiums, fees and other revenues	$578	$537	$565	$581	$582	$1,179	$1,163

EMEA
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023

Direct and allocated expenses	$101	$91	$100	$94	$97
Pension, postretirement and postemployment benefit costs	2	1	1	1	1
Premium taxes, other taxes, and licenses & fees	4	3	6	5	6
Commissions and other variable expenses	191	174	201	200	210
Adjusted other expenses	$298	$269	$308	$300	$314
Adjusted other expenses, net of adjusted capitalization of DAC	$190	$173	$202	$192	$195
Adjusted other expenses on a constant currency basis	$290	$274	$315	$303	$314
Adjusted other expenses, net of adjusted capitalization of DAC, on a constant currency basis	$185	$175	$206	$194	$195

OTHER STATISTICAL INFORMATION
	For the Three Months Ended
Unaudited (In millions)	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023

Adjusted premiums, fees and other revenues	$578	$537	$565	$581	$582
Adjusted earnings available to common shareholders	$66	$64	$64	$60	$70

Adjusted premiums, fees and other revenues, on a constant currency basis	$558	$542	$576	$587	$582
Adjusted earnings available to common shareholders, on a constant currency basis	$61	$66	$67	$61	$70
Total sales on a constant currency basis	$207	$172	$185	$264	$234

METLIFE HOLDINGS STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	June 30, 2022	June 30, 2023

Adjusted revenues
Premiums	$760	$745	$785	$723	$719	$1,536	$1,442
Universal life and investment-type product policy fees	296	202	176	183	170	524	353
Net investment income	1,268	1,103	1,150	1,127	1,170	2,661	2,297
Other revenues	23	39	49	53	49	67	102
Total adjusted revenues	2,347	2,089	2,160	2,086	2,108	4,788	4,194

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	1,354	1,385	1,415	1,369	1,341	2,836	2,710
Policyholder liability remeasurement (gains) losses	4	74	7	20	15	20	35
Interest credited to policyholder account balances	203	202	206	199	198	405	397
Capitalization of DAC	(7)	(9)	(7)	(6)	(6)	(13)	(12)
Amortization of DAC and VOBA	70	64	61	68	64	145	132
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	2	2	3	3	3	3	6
Other expenses	242	228	247	238	231	478	469
Total adjusted expenses	1,868	1,946	1,932	1,891	1,846	3,874	3,737
Adjusted earnings before provision for income tax	479	143	228	195	262	914	457
Provision for income tax expense (benefit)	97	26	44	37	51	184	88
Adjusted earnings	382	117	184	158	211	730	369
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$382	$117	$184	$158	$211	$730	$369

Adjusted premiums, fees and other revenues	$1,079	$986	$1,010	$959	$938	$2,127	$1,897

METLIFE HOLDINGS
FUTURE POLICY BENEFITS (1)
Unaudited (In millions)	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023
Annuities	$1,696	$1,582	$1,593	$1,606	$1,581
Life and Other	54,830	54,605	54,573	54,365	54,187
Long Term Care	14,828	12,986	13,845	14,617	14,498
Balance, end of period (at balance sheet discount rate) (2)	$71,354	$69,173	$70,011	$70,588	$70,266

Less:
Annuities	$12	$(89)	$(60)	$(29)	$(50)
Life and Other	41	(93)	(60)	(16)	18
Long Term Care	800	(1,217)	(513)	111	(172)
Accumulated other comprehensive (income) loss	$853	$(1,399)	$(633)	$66	$(204)

Annuities	$1,684	$1,671	$1,653	$1,635	$1,631
Life and Other	54,789	54,698	54,633	54,381	54,169
Long Term Care	14,028	14,203	14,358	14,506	14,670
Balance, end of period (at original discount rate)	$70,501	$70,572	$70,644	$70,522	$70,470

POLICYHOLDER ACCOUNT BALANCES
Unaudited (In millions)	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023
Annuities	$13,985	$13,701	$13,286	$12,818	$12,410
Life and Other	12,607	12,544	12,402	12,234	12,044
Balance, end of period	$26,592	$26,245	$25,688	$25,052	$24,454

MARKET RISK BENEFITS (3)
Unaudited (In millions)	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023
Annuities	$4,256	$3,534	$3,225	$3,361	$2,793
Balance, end of period	$4,256	$3,534	$3,225	$3,361	$2,793

SEPARATE ACCOUNT LIABILITIES
Unaudited (In millions)	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023
Annuities	$30,163	$27,680	$28,499	$29,320	$29,616
Life and Other	5,527	5,225	5,475	5,794	6,071
Balance, end of period	$35,690	$32,905	$33,974	$35,114	$35,687

(1) Includes participating life contracts, additional liabilities for annuitization, death and other insurance benefits, as well as DPL.
(2) Represents the current discount rate at the respective balance sheet date.
(3) Market risk benefits include Japan reinsurance.

METLIFE HOLDINGS
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023

Direct and allocated expenses	$160	$164	$178	$171	$165
Pension, postretirement and postemployment benefit costs	1	—	1	6	6
Premium taxes, other taxes, and licenses & fees	17	20	15	18	17
Commissions and other variable expenses	64	44	53	43	43
Adjusted other expenses	$242	$228	$247	$238	$231

OTHER STATISTICAL INFORMATION

	For the Three Months Ended
Unaudited (In millions, except ratios)	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023

Life (1)
Adjusted premiums, fees and other revenues	$745	$654	$694	$639	$614
Interest adjusted benefit ratio	33.2%	53.9%	49.1%	45.8%	39.5%

Lapse Ratio (2)
Traditional life	4.4%	4.5%	4.6%	4.7%	4.8%
Variable & universal life	3.3%	3.3%	3.4%	3.5%	3.7%
Fixed annuity	6.2%	6.6%	7.3%	9.0%	10.3%
Variable annuity	9.8%	9.5%	9.2%	9.5%	9.9%

(1) Represents the traditional life and variable & universal life components of Life & Other. Results are derived from insurance contracts.
(2) Lapse ratios are calculated based on the average of the most recent 12 months of experience.

CORPORATE & OTHER STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	June 30, 2022	June 30, 2023
Adjusted revenues
Premiums	$(6)	$(7)	$1	$16	$19	$(10)	$35
Universal life and investment-type product policy fees	2	(1)	1	—	1	2	1
Net investment income	17	78	58	50	80	137	130
Other revenues	98	96	101	101	106	199	207
Total adjusted revenues	111	166	161	167	206	328	373

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	(2)	(3)	6	16	12	(9)	28
Policyholder liability remeasurement (gains) losses	—	—	—	—	—	—	—
Interest credited to policyholder account balances	—	—	—	—	—	—	—
Capitalization of DAC	(2)	(2)	(1)	(1)	(4)	(5)	(5)
Amortization of DAC and VOBA	2	3	2	1	4	4	5
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	219	231	240	247	244	438	491
Other expenses	184	186	203	177	229	320	406
Total adjusted expenses	401	415	450	440	485	748	925
Adjusted earnings before provision for income tax	(290)	(249)	(289)	(273)	(279)	(420)	(552)
Provision for income tax expense (benefit)	(92)	(55)	(108)	(103)	(83)	(180)	(186)
Adjusted earnings	(198)	(194)	(181)	(170)	(196)	(240)	(366)
Preferred stock dividends	29	64	29	66	32	92	98
Adjusted earnings available to common shareholders	$(227)	$(258)	$(210)	$(236)	$(228)	$(332)	$(464)

Adjusted premiums, fees and other revenues	$94	$88	$103	$117	$126	$191	$243

ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS BY SOURCE
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	June 30, 2022	June 30, 2023

Business activities	$34	$36	$32	$19	$20	$70	$39
Net investment income	18	75	63	51	81	138	132
Interest expense on debt	(226)	(240)	(250)	(258)	(254)	(453)	(512)
Corporate initiatives and projects	(21)	(15)	(16)	(14)	(32)	(33)	(46)
Other	(95)	(105)	(118)	(71)	(94)	(142)	(165)
Provision for income tax (expense) benefit and other tax-related items	92	55	108	103	83	180	186
Preferred stock dividends	(29)	(64)	(29)	(66)	(32)	(92)	(98)
Adjusted earnings available to common shareholders	$(227)	$(258)	$(210)	$(236)	$(228)	$(332)	$(464)

INVESTMENTS INVESTMENT PORTFOLIO RESULTS BY ASSET CATEGORY AND ANNUALIZED YIELDS
This yield table presentation is consistent with how we measure our investment performance for management purposes, and we believe it enhances understanding of our investment portfolio results.
	At or For the Three Months Ended					At or For the Year-to-Date Period Ended
Unaudited (In millions, except yields)	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	June 30, 2022	June 30, 2023
Fixed Maturity Securities
Yield (1)	3.66%	3.81%	4.04%	4.07%	4.17%	3.59%	4.12%
Investment income (2), (3)	$2,709	$2,773	$2,978	$3,028	$3,107	$5,347	$6,135
Investment gains (losses)	(671)	(286)	(356)	(580)	(996)	(1,270)	(1,576)
Ending carrying value (4)	285,573	272,079	278,215	285,397	285,444	285,573	285,444
Net Mortgage Loans
Yield (1)	4.11%	4.37%	4.73%	4.92%	5.12%	4.12%	5.02%
Investment income (3)	832	898	983	1,041	1,091	1,655	2,132
Investment gains (losses)	48	47	(118)	(164)	32	92	(132)
Ending carrying value (5)	82,055	82,437	83,763	85,572	84,794	82,055	84,794
Real Estate and Real Estate Joint Ventures
Yield (1)	8.98%	5.75%	3.16%	(2.10)%	0.82%	8.40%	(0.65)%
Investment income	277	179	101	(69)	27	518	(42)
Investment gains (losses)	159	—	490	18	13	163	31
Ending carrying value	12,376	12,532	13,137	13,155	13,045	12,376	13,045
Policy Loans
Yield (1)	5.09%	5.18%	5.22%	5.35%	5.39%	5.11%	5.37%
Investment income	114	114	115	119	119	230	238
Ending carrying value	8,876	8,783	8,874	8,863	8,788	8,876	8,788
Equity Securities
Yield (1)	2.46%	6.40%	3.58%	3.17%	4.11%	2.99%	3.55%
Investment income	5	14	10	12	10	12	22
Investment gains (losses)	(42)	(23)	(18)	48	32	(92)	80
Ending carrying value	1,085	973	1,684	1,695	769	1,085	769
Other Limited Partnership Interests
Yield (1), (6)	4.69%	(5.35)%	(1.18)%	0.73%	6.17%	15.02%	3.46%
Investment income (6)	171	(194)	(43)	26	225	1,097	251
Investment gains (losses)	(2)	(1)	38	9	3	16	12
Ending carrying value (7)	14,636	14,387	14,414	14,437	14,722	14,636	14,722
Cash and Short-term Investments
Yield (1)	1.53%	2.54%	3.70%	5.01%	5.94%	1.30%	5.47%
Investment income	43	78	131	167	195	73	362
Investment gains (losses)	42	63	(37)	(11)	29	56	18
Ending carrying value	23,591	27,466	25,130	22,640	22,338	23,591	22,338
Other Invested Assets
Investment income	484	426	396	439	397	848	836
Investment gains (losses)	69	(14)	(15)	(11)	13	116	2
Ending carrying value	19,901	22,299	20,038	19,479	19,656	19,901	19,656
Total Investments
Investment income yield (1)	4.29%	3.98%	4.27%	4.31%	4.66%	4.51%	4.48%
Investment fees and expenses yield (1)	(0.12)%	(0.12)%	(0.13)%	(0.14)%	(0.12)%	(0.13)%	(0.13)%
Net Investment Income Yield (1)	4.17%	3.86%	4.14%	4.17%	4.54%	4.38%	4.35%
Investment income	$4,635	$4,288	$4,671	$4,763	$5,171	$9,780	$9,934
Investment fees and expenses	(131)	(125)	(141)	(157)	(131)	(273)	(288)
Net investment income including divested businesses	4,504	4,163	4,530	4,606	5,040	9,507	9,646
Less: Net investment income from divested businesses	—	—	—	—	—	11	—
Adjusted Net Investment Income (8)	$4,504	$4,163	$4,530	$4,606	$5,040	$9,496	$9,646
Ending Carrying Value	$448,093	$440,956	$445,255	$451,238	$449,556	$448,093	$449,556
Investment Portfolio Gains (Losses) (9)	$(397)	$(214)	$(16)	$(691)	$(874)	$(919)	$(1,565)
Gross investment gains	597	259	1,117	433	271	907	704
Gross investment losses	(1,084)	(541)	(1,084)	(936)	(276)	(1,632)	(1,212)
Net credit loss (provision) release and (impairments)	90	68	(49)	(188)	(869)	(194)	(1,057)
Investment Portfolio Gains (Losses) (9)	(397)	(214)	(16)	(691)	(874)	(919)	(1,565)
Investment portfolio gains (losses) income tax (expense) benefit	92	51	3	181	188	208	369
Investment Portfolio Gains (Losses), Net of Income Tax	$(305)	$(163)	$(13)	$(510)	$(686)	$(711)	$(1,196)

Derivative gains (losses) (9)	(1,202)	(478)	(381)	(372)	(1,278)	(2,368)	(1,650)
Derivative gains (losses) income tax (expense) benefit	355	129	69	47	320	630	367
Derivative Gains (Losses), Net of Income Tax	$(847)	$(349)	$(312)	$(325)	$(958)	$(1,738)	$(1,283)

See footnotes on Page 30.

INVESTMENTS
SUMMARY OF FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE BY SECTOR AND QUALITY DISTRIBUTION

		June 30, 2022		September 30, 2022		December 31, 2022		March 31, 2023		June 30, 2023
Unaudited (In millions, except ratios)		Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

U.S. corporate		$80,555	28.3%	$78,824	29.1%	$80,030	28.9%	$82,482	29.1%	$82,523	29.1%
Foreign corporate		54,177	19.1%	49,927	18.4%	52,572	19.0%	54,285	19.1%	53,690	18.9%
Foreign government		48,016	16.9%	44,050	16.3%	46,747	16.9%	48,111	16.9%	45,994	16.2%
U.S. government and agency		33,690	11.9%	31,562	11.7%	32,229	11.6%	32,878	11.6%	33,129	11.7%
Residential mortgage-backed		27,303	9.6%	27,145	10.0%	26,165	9.5%	26,543	9.4%	28,458	10.0%
Asset-backed securities and collateralized loan obligations		17,054	6.0%	16,766	6.2%	16,822	6.1%	16,970	6.0%	17,480	6.2%
Municipals		12,513	4.4%	12,014	4.4%	12,152	4.4%	12,597	4.4%	12,324	4.3%
Commercial mortgage-backed		10,870	3.8%	10,477	3.9%	10,063	3.6%	9,988	3.5%	10,259	3.6%
Fixed Maturity Securities Available-For-Sale		$284,178	100.0%	$270,765	100.0%	$276,780	100.0%	$283,854	100.0%	$283,857	100.0%

NRSRO	NAIC
RATING	DESIGNATION
Aaa / Aa / A	1	$195,090	68.7%	$185,780	68.6%	$190,021	68.7%	$195,535	69.0%	$196,361	69.3%
Baa	2	74,783	26.3%	71,276	26.3%	73,194	26.5%	74,661	26.3%	73,827	26.0%
Ba	3	11,129	3.9%	10,652	4.0%	10,511	3.8%	10,856	3.8%	10,885	3.8%
B	4	2,653	0.9%	2,618	1.0%	2,571	0.9%	2,296	0.8%	2,311	0.8%
Caa and lower	5	389	0.2%	306	0.1%	401	0.1%	395	0.1%	346	0.1%
In or near default	6	134	—%	133	—%	82	—%	111	—%	127	—%
Total Fixed Maturity Securities Available-For-Sale (10)		$284,178	100.0%	$270,765	100.0%	$276,780	100.0%	$283,854	100.0%	$283,857	100.0%

GROSS UNREALIZED GAINS AND LOSSES
FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE

Unaudited (In millions)		June 30, 2022		September 30, 2022		December 31, 2022		March 31, 2023		June 30, 2023

Gross unrealized gains		$8,666		$5,488		$5,239		$6,554		$5,991
Gross unrealized losses		23,759		36,982		34,301		27,469		28,982
Net Unrealized Gains (Losses)		$(15,093)		$(31,494)		$(29,062)		$(20,915)		$(22,991)

See footnotes on Page 30.

INVESTMENTS
SUMMARY OF NET MORTGAGE LOANS (5)

Unaudited (In millions)	June 30, 2022		September 30, 2022		December 31, 2022		March 31, 2023		June 30, 2023

Commercial mortgage loans	$52,348		$52,273		$52,502		$53,697		$52,737
Agricultural mortgage loans	18,563		18,923		19,306		19,361		19,579
Residential mortgage loans	11,606		11,708		12,482		13,206		13,129
Mortgage loans held-for-sale	24		—		—		—		—
Total	82,541		82,904		84,290		86,264		85,445
Allowance for credit loss	(486)		(467)		(527)		(692)		(651)
Net Mortgage Loans	$82,055		$82,437		$83,763		$85,572		$84,794

SUMMARY OF NET COMMERCIAL MORTGAGE LOANS BY REGION AND PROPERTY TYPE (5)

	June 30, 2022		September 30, 2022		December 31, 2022		March 31, 2023		June 30, 2023
Unaudited (In millions, except ratios)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Non-U.S.	$9,726	18.6%	$8,977	17.2%	$9,299	17.7%	$9,383	17.5%	$9,243	17.5%
Pacific	9,901	18.9%	9,805	18.7%	9,628	18.3%	9,736	18.1%	9,171	17.4%
Middle Atlantic	7,918	15.1%	7,748	14.8%	7,574	14.4%	7,647	14.2%	7,572	14.4%
South Atlantic	6,852	13.1%	6,691	12.8%	6,617	12.6%	6,671	12.4%	6,514	12.4%
West South Central	3,943	7.5%	4,005	7.7%	3,721	7.1%	3,765	7.0%	3,496	6.6%
New England	2,781	5.3%	2,754	5.3%	2,764	5.3%	2,876	5.4%	2,878	5.5%
Mountain	2,268	4.3%	2,269	4.3%	2,284	4.4%	2,284	4.3%	2,227	4.2%
East North Central	1,489	2.9%	1,596	3.1%	1,594	3.0%	1,768	3.3%	1,809	3.4%
East South Central	636	1.2%	635	1.2%	620	1.2%	624	1.2%	623	1.2%
West North Central	428	0.8%	471	0.9%	597	1.1%	596	1.1%	602	1.1%
Multi-Region and Other	6,406	12.3%	7,322	14.0%	7,804	14.9%	8,347	15.5%	8,602	16.3%
Total	$52,348	100.0%	$52,273	100.0%	$52,502	100.0%	$53,697	100.0%	$52,737	100.0%

Office	$21,923	41.9%	$21,144	40.5%	$21,009	40.0%	$21,134	39.4%	$20,215	38.3%
Apartment	10,536	20.1%	10,793	20.6%	10,575	20.2%	11,357	21.2%	11,928	22.6%
Retail	8,524	16.3%	8,305	15.9%	8,046	15.3%	8,289	15.4%	7,433	14.1%
Industrial	4,902	9.4%	5,068	9.7%	5,607	10.7%	5,219	9.7%	5,158	9.8%
Single Family Rental (11)	3,039	5.8%	3,601	6.9%	3,979	7.6%	4,457	8.3%	4,711	8.9%
Hotel	3,323	6.3%	3,261	6.2%	3,172	6.0%	3,117	5.8%	3,170	6.0%
Other (11)	101	0.2%	101	0.2%	114	0.2%	124	0.2%	122	0.3%
Total	$52,348	100.0%	$52,273	100.0%	$52,502	100.0%	$53,697	100.0%	$52,737	100.0%

See footnotes on Page 30.

INVESTMENTS FOOTNOTES

(1)We calculate annualized yields using adjusted net investment income as a percent of average quarterly asset carrying values. Adjusted net investment income excludes realized gains and losses from sales and disposals, includes the impact of changes in foreign currency exchange rates and reflects the adjustments described on Page A-6 and presented on Page A-1. Asset carrying values utilized in the calculation of yields exclude unrecognized unrealized gains (losses), mortgage loans originated for third parties, collateral received in connection with our securities lending program, annuities funding structured settlement claims, freestanding derivative assets, collateral received from derivative counterparties and contractholder-directed equity securities. In addition, asset carrying values utilized in the calculation of yields include invested assets reclassified to held-for-sale; otherwise, carrying values exclude invested assets reclassified to held-for-sale. A yield is not presented for other invested assets, as it is not considered a meaningful measure of performance for this asset class.

(2)Fixed maturity securities includes investment income related to fair value option securities of ($89) million, ($43) million, $70 million, $48 million and $50 million for the three months ended June 30, 2022, September 30, 2022, December 31, 2022, March 31, 2023 and June 30, 2023, respectively, and ($154) million and $98 million for the year-to-date period ended June 30, 2022 and June 30, 2023, respectively.

(3)Investment income from fixed maturity securities and net mortgage loans includes prepayment fees.
(4)The following table presents the components of total fixed maturity securities and a reconciliation to ending carrying value presented for fixed maturity securities.
	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023
Fixed maturity securities available-for-sale	$284,178	$270,765	$276,780	$283,854	$283,857
Contractholder-directed equity securities and fair value option securities	9,875	8,954	9,668	10,063	10,204
Total fixed maturity securities	294,053	279,719	286,448	293,917	294,061
Less: Contractholder-directed equity securities	8,480	7,640	8,233	8,520	8,617
Fixed maturity securities	$285,573	$272,079	$278,215	$285,397	$285,444

(5)Net mortgage loans as of June 30, 2023 does not include mortgage loans originated for third parties of $8,265 million at amortized cost, which is primarily comprised of commercial mortgage loans of $8,022 million at amortized cost, and does not include the related allowance for credit loss of $73 million. Prior to the second quarter of 2023, these mortgage loans originated for third parties were accounted for by MetLife as sales of portions of the related mortgage loans.

(6)Other limited partnership interests includes investment income related to private equity investments of $216 million, ($188) million, ($40) million, $17 million and $223 million for the three months ended June 30, 2022, September 30, 2022, December 31, 2022, March 31, 2023 and June 30, 2023, respectively, and $1,200 million and $240 million for the year-to-date period ended June 30, 2022 and June 30, 2023, respectively. The annualized yields for these periods were 6.17%, (5.37%), (1.15%), 0.48%, 6.19%, 17.14% and 3.37%, respectively.

(7)Other limited partnership interests includes ending carrying value related to private equity investments of $14,092 million, $13,855 million, $14,000 million, $14,225 million and $14,608 million at March 31, 2022, June 30, 2022, September 30, 2022, December 31, 2022, March 31, 2023 and June 30, 2023, respectively.

(8)Adjusted net investment income reflects the adjustments as presented on Page 5.
(9)Investment portfolio gains (losses) and Derivative gains (losses) reflect the non-GAAP adjustments as presented below:
	For the Three Months Ended					For the Year-to-Date Period Ended
	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	June 30, 2022	June 30, 2023
Net investment gains (losses)	$(682)	$(411)	$350	$(684)	$(1,039)	$(1,199)	$(1,723)
Less: Non-investment portfolio gains (losses)	(283)	(184)	369	13	(95)	(291)	(82)
Less: Provision for credit loss on certain mortgage loans originated for third parties	—	—	—	—	(73)	—	(73)
Less: Other adjustments	(2)	(13)	(3)	(6)	3	11	(3)
Investment portfolio gains (losses)	$(397)	$(214)	$(16)	$(691)	$(874)	$(919)	$(1,565)

	For the Three Months Ended					For the Year-to-Date Period Ended
	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	June 30, 2022	June 30, 2023
Net derivative gains (losses)	$(970)	$(226)	$(104)	$(90)	$(997)	$(1,921)	$(1,087)
Less: Investment hedge adjustments	232	252	277	264	263	447	527
Less: Other adjustments	—	—	—	18	18	—	36
Derivative gains (losses)	$(1,202)	$(478)	$(381)	$(372)	$(1,278)	$(2,368)	$(1,650)

(10)Fixed maturity securities available-for-sale are presented by NRSRO rating and the applicable NAIC designation from the NAIC published comparison of NRSRO ratings to NAIC designations, except for (i) non-agency residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”) and (ii) securities rated Ca or C by NRSROs that are designated NAIC 6. NRSRO ratings are based on availability of applicable ratings. If no NRSRO rating is available, then an internally developed rating is used. Over time, credit ratings can migrate, up or down, through the NRSRO's and NAIC's continuous monitoring process. Amounts presented for non-agency RMBS and CMBS are presented using NAIC designations for modeled securities. The NAIC evaluates non-agency RMBS and CMBS held by insurers on an annual basis. When we acquire non-agency RMBS and CMBS that have not been previously evaluated by the NAIC, an internally developed designation is used until a NAIC designation becomes available. NAIC designations are generally similar to the credit quality ratings of the NRSRO, except for (i) non-agency RMBS and CMBS and (ii) securities rated Ca or C by NRSROs that are designated NAIC 6; accordingly, NAIC designations may not correspond to NRSRO ratings.

(11)Certain amounts in prior periods are reclassified to conform to current period presentation.

Appendix

APPENDIX METLIFE RECONCILIATION DETAIL

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	June 30, 2022	June 30, 2023

Reconciliation to Adjusted Earnings Available to Common Shareholders
Net income (loss) available to MetLife, Inc.'s common shareholders	$881	$1,098	$1,549	$14	$370	$2,452	$384
Add: Preferred stock dividends	29	64	29	66	32	92	98
Add: Preferred stock redemption premium	—	—	—	—	—	—	—
Add: Net Income (loss) attributable to noncontrolling interests	5	5	3	5	6	10	11
Net income (loss)	915	1,167	1,581	85	408	$2,554	$493
Less: adjustments from net income (loss) to adjusted earnings:
Net investment gains (losses)	(682)	(411)	350	(684)	(1,039)	(1,199)	(1,723)
Net derivative gains (losses)	(970)	(226)	(104)	(90)	(997)	(1,921)	(1,087)
Market risk benefit remeasurement gains (losses)	757	965	512	(188)	817	2,197	629
Premiums - Divested businesses	—	—	—	—	—	41	—
Universal life and investment-type product policy fees - Divested businesses	—	—	—	—	—	11	—
Net investment income
Investment hedge adjustments	(232)	(252)	(277)	(264)	(263)	(447)	(527)
Unit-linked contract income	(688)	(321)	209	303	296	(1,186)	599
Other adjustments	(1)	(5)	2	—	(1)	(7)	(1)
Divested businesses	—	—	—	—	—	11	—
Other revenues
Asymmetrical and non-economic accounting	—	—	—	—	—	—	—
Other adjustments	48	40	25	(3)	(7)	95	(10)
Divested businesses	—	—	—	—	—	3	—
Policyholder benefits and claims and policyholder dividends
Asymmetrical and non-economic accounting	(215)	(241)	(79)	(84)	(74)	(334)	(158)
Market volatility	34	66	105	14	44	22	58
Divested businesses	—	—	—	—	—	(23)	—
Policyholder liability remeasurement (gains) losses - Divested businesses	—	—	—	—	—	—	—
Interest credited to policyholder account balances
Asymmetrical and non-economic accounting	31	36	(64)	(19)	10	94	(9)
Unit-linked contract costs	695	302	(180)	(303)	(301)	1,200	(604)
Divested businesses	—	—	—	—	—	(3)	—
Capitalization of DAC - Divested businesses	—	—	—	—	—	11	—
Amortization of DAC and VOBA - Divested businesses	—	—	—	—	—	(8)	—
Amortization of negative VOBA - Divested business	—	—	—	—	—	—	—
Interest expense on debt - Divested business	—	—	—	—	—	—	—
Other expenses
Other adjustments	(60)	(47)	(37)	(16)	(11)	(107)	(27)
Divested businesses	(8)	(13)	(21)	(11)	(9)	(40)	(20)
Goodwill impairment	—	—	—	—	—	—	—
Provision for income tax (expense) benefit	439	110	(149)	180	419	619	599
Adjusted earnings	1,767	1,164	1,289	1,250	1,524	3,525	2,774
Less: Preferred stock dividends	29	64	29	66	32	92	98
Adjusted earnings available to common shareholders	$1,738	$1,100	$1,260	$1,184	$1,492	$3,433	$2,676

APPENDIX METLIFE NOTABLE ITEMS (1)

METLIFE TOTAL
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	June 30, 2022	June 30, 2023
Actuarial assumption review and other insurance adjustments	$77	$12	$—	$—	$—	$77	$—
Total notable items	$77	$12	$—	$—	$—	$77	$—

U.S.
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	June 30, 2022	June 30, 2023
Actuarial assumption review and other insurance adjustments	$—	$79	$—	$—	$—	$—	$—
Total notable items	$—	$79	$—	$—	$—	$—	$—

GROUP BENEFITS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	June 30, 2022	June 30, 2023
Actuarial assumption review and other insurance adjustments	$—	$—	$—	$—	$—	$—	$—
Total notable items	$—	$—	$—	$—	$—	$—	$—

RETIREMENT AND INCOME SOLUTIONS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	June 30, 2022	June 30, 2023
Actuarial assumption review and other insurance adjustments	$—	$79	$—	$—	$—	$—	$—
Total notable items	$—	$79	$—	$—	$—	$—	$—

(1)These notable items represent a positive (negative) impact to adjusted earnings available to common shareholders. Notable items reflect the unexpected impact of events that affect MetLife's results, but that were unknown and that MetLife could not anticipate when it devised its business plan. Notable items also include certain items regardless of the extent anticipated in the business plan, to help investors have a better understanding of MetLife's results and to evaluate and forecast those results.

APPENDIX METLIFE NOTABLE ITEMS (1) CONTINUED

ASIA
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	June 30, 2022	June 30, 2023
Actuarial assumption review and other insurance adjustments	$—	$(32)	$—	$—	$—	$—	$—
Total notable items	$—	$(32)	$—	$—	$—	$—	$—

LATIN AMERICA
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	June 30, 2022	June 30, 2023
Actuarial assumption review and other insurance adjustments	$—	$1	$—	$—	$—	$—	$—
Total notable items	$—	$1	$—	$—	$—	$—	$—

EMEA
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	June 30, 2022	June 30, 2023
Actuarial assumption review and other insurance adjustments	$—	$15	$—	$—	$—	$—	$—
Total notable items	$—	$15	$—	$—	$—	$—	$—

METLIFE HOLDINGS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	June 30, 2022	June 30, 2023
Actuarial assumption review and other insurance adjustments	$77	$(51)	$—	$—	$—	$77	$—
Total notable items	$77	$(51)	$—	$—	$—	$77	$—

(1)These notable items represent a positive (negative) impact to adjusted earnings available to common shareholders. Notable items reflect the unexpected impact of events that affect MetLife's results, but that were unknown and that MetLife could not anticipate when it devised its business plan. Notable items also include certain items regardless of the extent anticipated in the business plan, to help investors have a better understanding of MetLife's results and to evaluate and forecast those results.

APPENDIX METLIFE EQUITY DETAILS, BOOK VALUE DETAILS AND RETURN ON EQUITY
Unaudited (In millions)	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023

Total MetLife, Inc.'s stockholders' equity	$33,744	$29,389	$29,881	$32,194	$30,261
Less: Preferred stock	3,818	3,818	3,818	3,818	3,818
MetLife, Inc.'s common stockholders' equity	29,926	25,571	26,063	28,376	26,443
Less: Net unrealized investment gains (losses), net of income tax	(10,289)	(21,652)	(21,089)	(14,606)	(16,800)
Future policy benefits discount rate remeasurement gains (losses), net of income tax	(136)	7,612	6,115	2,748	3,919
Market risk benefits instrument-specific credit risk remeasurement gains (losses), net of income tax	193	174	107	186	108
Defined benefit plans adjustment, net of income tax	(1,555)	(1,536)	(1,377)	(1,356)	(1,331)
Total MetLife, Inc.'s common stockholders' equity, excluding AOCI other than FCTA	41,713	40,973	42,307	41,404	40,547
Less: Accumulated year-to-date total notable items (2)	77	89	89	—	—
Total MetLife, Inc.'s common stockholders' equity, excluding total notable items (excludes AOCI other than FCTA) (2)	$41,636	$40,884	$42,218	$41,404	$40,547

Unaudited (In millions, except per share data)	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023

Book value per common share	$37.52	$32.48	$33.45	$36.89	$34.92
Less: Net unrealized investment gains (losses), net of income tax	(12.90)	(27.50)	(27.07)	(18.99)	(22.19)
Future policy benefits discount rate remeasurement gains (losses), net of income tax	(0.17)	9.67	7.85	3.57	5.18
Market risk benefits instrument-specific credit risk remeasurement gains (losses), net of income tax	0.24	0.22	0.14	0.24	0.14
Defined benefit plans adjustment, net of income tax	(1.95)	(1.95)	(1.77)	(1.76)	(1.76)
Book value per common share, excluding AOCI other than FCTA	$52.30	$52.04	$54.30	$53.83	$53.55

Common shares outstanding, end of period	797.6	787.3	779.1	769.2	757.2

	For the Three Months Ended (1)
Unaudited (In millions, except ratios)	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023

Return on MetLife, Inc.'s:
Common stockholders' equity	10.3%	15.8%	24.0%	0.2%	5.4%

Adjusted return on MetLife, Inc.'s:
Common stockholders' equity	20.3%	15.9%	19.5%	17.4%	21.8%
Common stockholders' equity, excluding AOCI other than FCTA	16.4%	10.6%	12.1%	11.3%	14.6%
Common stockholders' equity, excluding total notable items (excludes AOCI other than FCTA) (2)	15.7%	10.5%	12.1%	11.3%	14.6%

Average common stockholders' equity	$34,270	$27,749	$25,817	$27,220	$27,410
Average common stockholders' equity, excluding AOCI other than FCTA	$42,437	$41,343	$41,640	$41,856	$40,976
Average common stockholders' equity, excluding total notable items (excludes AOCI other than FCTA) (2)	$42,399	$41,260	$41,551	$41,856	$40,976

(1) Annualized using quarter-to-date results.

(2)Notable items reflect the unexpected impact of events that affect MetLife’s results, but that were unknown and that MetLife could not anticipate when it devised its business plan. Notable items also include certain items regardless of the extent anticipated in the business plan, to help investors have a better understanding of MetLife's results and to evaluate and forecast those results. Notable items can affect MetLife’s results either positively or negatively. See Page A-2 for further detail.

APPENDIX METLIFE ADJUSTED PREMIUMS, FEES AND OTHER REVENUES, OTHER EXPENSES AND ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS - CONSTANT CURRENCY BASIS

ADJUSTED PREMIUMS, FEES AND OTHER REVENUES, ON A CONSTANT CURRENCY BASIS

	For the Three Months Ended
Unaudited (In millions)	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023
U.S. (1)	$8,781	$14,754	$6,316	$6,697	$8,836
ASIA	1,744	1,806	1,764	1,742	1,727
LATIN AMERICA	1,220	1,272	1,277	1,424	1,385
EMEA	558	542	576	587	582
METLIFE HOLDINGS (1)	1,079	986	1,010	959	938
CORPORATE & OTHER (1)	94	88	103	117	126
Adjusted premiums, fees and other revenues, on a constant currency basis	$13,476	$19,448	$11,046	$11,526	$13,594
Adjusted premiums, fees and other revenues	$13,495	$19,295	$10,873	$11,520	$13,594

ASIA (including operating joint ventures) (2), (3)	$2,039	$2,190	$2,137	$2,234	$2,147

OTHER EXPENSES ON A CONSTANT CURRENCY BASIS

	For the Three Months Ended
Unaudited (In millions)	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023
U.S. (1)	$949	$1,003	$1,031	$1,078	$1,096
ASIA	724	752	822	783	778
LATIN AMERICA	388	424	471	448	465
EMEA	290	274	315	303	314
METLIFE HOLDINGS (1)	242	228	247	238	231
CORPORATE & OTHER (1)	184	186	203	177	229
Adjusted other expenses on a constant currency basis	$2,777	$2,867	$3,089	$3,027	$3,113
Adjusted other expenses	$2,800	$2,815	$3,020	$3,030	$3,113

ASIA (including operating joint ventures) (2), (4)	$824	$861	$931	$910	$897

ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS ON A CONSTANT CURRENCY BASIS

	For the Three Months Ended
Unaudited (In millions)	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023
U.S. (1)	$780	$751	$773	$707	$789
ASIA	472	264	269	276	431
LATIN AMERICA	278	186	207	225	219
EMEA	61	66	67	61	70
METLIFE HOLDINGS (1)	382	117	184	158	211
CORPORATE & OTHER (1)	(227)	(258)	(210)	(236)	(228)
Adjusted earnings available to common shareholders on a constant currency basis	$1,746	$1,126	$1,290	$1,191	$1,492
Adjusted earnings available to common shareholders	$1,738	$1,100	$1,260	$1,184	$1,492

(1) Amounts on a reported basis, as constant currency impact is not significant.
(2) Adjusted premiums, fees and other revenues as well as other expenses are reported as part of net investment income on the statements of adjusted earnings available to common shareholders on Page 16 for operating joint ventures.
(3) Includes MetLife, Inc.'s share of adjusted premiums, fees and other revenues for operating joint ventures in: (i) China, (ii) India, (iii) Malaysia and (iv) Vietnam, on the basis of proportional consolidation and MetLife's percentage ownership. These operating joint ventures are accounted for using the equity method of accounting under GAAP.
(4) Includes MetLife, Inc.'s share of adjusted other expenses for operating joint ventures in: (i) China, (ii) India, (iii) Malaysia and (iv) Vietnam, on the basis of proportional consolidation and MetLife's percentage ownership. These operating joint ventures are accounted for using the equity method of accounting under GAAP.

METLIFE
NON-GAAP AND OTHER FINANCIAL DISCLOSURES

In this QFS, MetLife presents certain measures of its performance on a consolidated and segment basis that are not calculated in accordance with GAAP. We believe that these non-GAAP financial measures enhance the understanding for MetLife and its investors of MetLife's performance by highlighting the results of operations and the underlying profitability drivers of our business. Segment-specific financial measures are calculated using only the portion of consolidated results attributable to that specific segment.

The following non-GAAP financial measures should not be viewed as substitutes for the most directly comparable financial measures calculated in accordance with GAAP:

Non-GAAP financial measures:		Comparable GAAP financial measures:
(i)	total adjusted revenues	(i)	total revenues
(ii)	total adjusted expenses	(ii)	total expenses
(iii)	adjusted premiums, fees and other revenues	(iii)	premiums, fees and other revenues
(iv)	adjusted premiums, fees & other revenues, excluding PRT	(iv)	premiums, fees and other revenues
(v)	adjusted net investment income	(v)	net investment income
(vi)	adjusted earnings	(vi)	net income (loss)
(vii)	adjusted earnings available to common shareholders	(vii)	net income (loss) available to MetLife, Inc.’s common shareholders
(viii)	adjusted earnings available to common shareholders, excluding total notable items	(viii)	net income (loss) available to MetLife, Inc.’s common shareholders
(ix)	adjusted earnings available to common shareholders per diluted common share	(ix)	net income (loss) available to MetLife, Inc.’s common shareholders per diluted common share
(x)	adjusted earnings available to common shareholders, excluding total notable items, per diluted common share	(x)	net income (loss) available to MetLife, Inc.’s common shareholders per diluted common share
(xi)	adjusted return on equity	(xi)	return on equity
(xii)	adjusted return on equity, excluding AOCI other than FCTA	(xii)	return on equity
(xiii)	adjusted return on equity, excluding total notable items (excludes AOCI other than FCTA)	(xiii)	return on equity
(xiv)	investment portfolio gains (losses)	(xiv)	net investment gains (losses)
(xv)	derivative gains (losses)	(xv)	net derivative gains (losses)
(xvi)	adjusted capitalization of DAC	(xvi)	capitalization of DAC
(xvii)	total MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA	(xvii)	total MetLife, Inc.’s stockholders’ equity
(xviii)	total MetLife, Inc.’s common stockholders’ equity, excluding total notable items (excludes AOCI other than FCTA)	(xviii)	total MetLife, Inc.’s stockholders’ equity
(xix)	book value per common share, excluding AOCI other than FCTA	(xix)	book value per common share
(xx)	adjusted other expenses	(xx)	other expenses
(xxi)	adjusted other expenses, net of adjusted capitalization of DAC	(xxi)	other expenses, net of capitalization of DAC
(xxii)	adjusted other expenses, net of adjusted capitalization of DAC, excluding total notable items related to adjusted other expenses	(xxii)	other expenses, net of capitalization of DAC
(xxiii)	adjusted expense ratio	(xxiii)	expense ratio
(xxiv)	adjusted expense ratio, excluding total notable items related to adjusted other expenses and PRT	(xxiv)	expense ratio
(xxv)	direct expenses	(xxv)	other expenses
(xxvi)	direct expenses, excluding total notable items related to direct expenses	(xxvi)	other expenses
(xxvii)	direct expense ratio	(xxvii)	expense ratio
(xxviii)	direct expense ratio, excluding total notable items related to direct expenses and PRT	(xxviii)	expense ratio
(xxix)	future policy benefits at original discount rate	(xxix)	future policy benefits at balance sheet discount rate

Any of these financial measures shown on a constant currency basis reflect the impact of changes in foreign currency exchange rates and are calculated using the average foreign currency exchange rates for the most recent period. As a result, comparable prior period amounts are updated each period to reflect the most recent period average foreign currency exchange rates.

Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures are included in this QFS and in this period’s earnings news release, which is available at www.metlife.com.

METLIFE NON-GAAP AND OTHER FINANCIAL DISCLOSURES (CONTINUED)
Our definitions of non-GAAP and other financial measures discussed in this QFS may differ from those used by other companies: Adjusted earnings and related measures
•	adjusted earnings;
•	adjusted earnings available to common shareholders;
•	adjusted earnings available to common shareholders, excluding total notable items;
•	adjusted earnings available to common shareholders per diluted common share;
•	adjusted earnings available to common shareholders, excluding total notable items per diluted common share; and
•	adjusted earnings available to common shareholders on a constant currency basis.

These measures are used by management to evaluate performance and allocate resources. Consistent with GAAP guidance for segment reporting, adjusted earnings and components of, or other financial measures based on, adjusted earnings are also MetLife’s GAAP measures of segment performance. Adjusted earnings and other financial measures based on adjusted earnings are also the measures by which MetLife senior management’s and many other employees’ performance is evaluated for the purposes of determining their compensation under applicable compensation plans. Adjusted earnings and other financial measures based on adjusted earnings allow analysis of MetLife's performance relative to its business plan and facilitate comparisons to industry results.

Effective January 1, 2023, MetLife adopted ASU 2018-12, Financial Services - Insurance (Topic 944): Targeted Improvements to the Accounting for Long-Duration Contracts, as amended ("LDTI"), with a transition date of January 1, 2021, which impacted the calculation of adjusted earnings. With the adoption of LDTI, the measurement model was simplified for DAC and VOBA, and most embedded derivatives were reclassified as market risk benefits. As a result, MetLife updated its calculation of adjusted earnings to remove certain adjustments related to the amortization of DAC, VOBA and related intangibles and adjusted for changes in measurement of certain guarantees. Under LDTI, adjusted earnings excludes changes in fair value associated with market risk benefits, changes in discount rates on certain annuitization guarantees, losses at contract inception for certain single premium business, and asymmetrical accounting associated with in-force reinsurance. All periods presented herein reflect the updated calculation of adjusted earnings.

Adjusted earnings is defined as adjusted revenues less adjusted expenses, net of income tax. Adjusted earnings available to common shareholders is defined as adjusted earnings less preferred stock dividends.

Adjusted revenues and adjusted expenses
These financial measures, along with the related adjusted premiums, fees and other revenues, focus on our primary businesses principally by excluding the impact of (i) market volatility which could distort trends, (ii) asymmetrical and non-economic accounting, and (iii) revenues and costs related to divested businesses, non-core products and certain entities required to be consolidated under GAAP. Also, these measures exclude results of discontinued operations under GAAP.

Market volatility can have a significant impact on MetLife’s financial results. Adjusted earnings excludes net investment gains (losses), net derivative gains (losses), market risk benefits remeasurement gains (losses) and goodwill impairments. Further, policyholder benefits and claims exclude (i) changes in the discount rate on certain annuitization guarantees accounted for as additional liabilities and (ii) market value adjustments.

Asymmetrical and non-economic accounting adjustments are made to the line items indicated in calculating adjusted earnings:
•	Net investment income includes earned income on derivatives and amortization of premium on derivatives that are hedges of investments or that are used to replicate certain investments, but do not qualify for hedge accounting treatment ("Investment hedge adjustments").
•	Other revenues include settlements of foreign currency earnings hedges.
•	Policyholder benefits and claims excludes (i) amortization of basis adjustments associated with de-designated fair value hedges of future policy benefits, (ii) inflation-indexed benefit adjustments associated with contracts backed by inflation-indexed investments, and (iii) non-economic losses incurred at contract inception for certain single premium annuity business. These losses are amortized into adjusted earnings within policyholder benefits and claims over the estimated lives of the contracts.
•	Interest credited to policyholder account balances excludes amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets and other pass-through adjustments.

Divested businesses are those that have been or will be sold or exited by MetLife but do not meet the discontinued operations criteria under GAAP. Divested businesses also include the net impact of transactions with exited businesses that have been eliminated in consolidation under GAAP and costs relating to businesses that have been or will be sold or exited by MetLife that do not meet the criteria to be included in results of discontinued operations under GAAP.

Other adjustments are made to the line items indicated in calculating adjusted earnings:
•
Net investment income and interest credited to policyholder account balances excludes certain amounts related to contractholder-directed equity securities ("Unit-linked contract income") and ("Unit-linked contract costs").

•	Other revenues include fee revenue on synthetic GICs accounted for as freestanding derivatives.
•	Other revenues exclude and other expenses include fees received in connection with services provided under transition service agreements.
•	Other expenses exclude (i) implementation of new insurance regulatory requirements and other costs, and (ii) acquisition, integration and other related costs. Other expenses include (i) deductions for net income attributable to noncontrolling interests, and (ii) benefits accrued on synthetic GICs accounted for as freestanding derivatives.

Adjusted earnings also excludes the recognition of certain contingent assets and liabilities that could not be recognized at acquisition or adjusted for during the measurement period under GAAP business combination accounting guidance.

The tax impact of the adjustments mentioned above are calculated net of the U.S. or foreign statutory tax rate, which could differ from MetLife's effective tax rate. Additionally, the provision for income tax (expense) benefit also includes the impact related to the timing of certain tax credits, as well as certain tax reforms.

In addition, adjusted earnings available to common shareholders excludes the impact of preferred stock redemption premium which is reported as a reduction to net income (loss) available to MetLife, Inc.’s common shareholders.

Investment portfolio gains (losses) and derivative gains (losses)

These are measures of investment and hedging activity. Investment portfolio gains (losses) principally excludes amounts that are reported within net investment gains (losses) but do not relate to the performance of the investment portfolio, such as gains (losses) on sales and divestitures of businesses, as well as investment portfolio gains (losses) of divested businesses. Derivative gains (losses) principally excludes earned income on derivatives and amortization of premium on derivatives, where such derivatives are either hedges of investments or are used to replicate certain investments, and where such derivatives do not qualify for hedge accounting. This earned income and amortization of premium is reported within adjusted earnings and not within derivative gains (losses).

METLIFE NON-GAAP AND OTHER FINANCIAL DISCLOSURES (CONTINUED)
Return on equity and related measures
•	Total MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA: Total MetLife, Inc.’s common stockholders’ equity, excluding the net unrealized investment gains (losses), future policy benefits discount rate remeasurement gains (losses), market risk benefits instrument-specific credit risk remeasurement gains (losses) and defined benefit plans adjustment components of AOCI, net of income tax.
•	Total MetLife, Inc.’s common stockholders’ equity, excluding total notable items (excludes AOCI other than FCTA): Total MetLife, Inc.’s common stockholders’ equity, excluding the net unrealized investment gains (losses), future policy benefits discount rate remeasurement gains (losses), market risk benefits instrument-specific credit risk remeasurement gains (losses), defined benefit plans adjustment components of AOCI, and total notable items, net of income tax.
•	Return on MetLife, Inc.’s common stockholders’ equity: net income (loss) available to MetLife, Inc.’s common shareholders divided by MetLife, Inc.'s average common stockholders’ equity.
•	Adjusted return on MetLife, Inc.’s common stockholders’ equity: adjusted earnings available to common shareholders divided by MetLife, Inc.'s average common stockholders’ equity.
•	Adjusted return on MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA: adjusted earnings available to common shareholders divided by MetLife, Inc.'s average common stockholders’ equity, excluding AOCI other than FCTA.
•	Adjusted return on MetLife, Inc.’s common stockholders’ equity, excluding total notable items (excludes AOCI other than FCTA): adjusted earnings available to common shareholders, excluding total notable items, divided by MetLife, Inc.'s average common stockholders’ equity, excluding total notable items (excludes AOCI other than FCTA).

The above measures represent a level of equity consistent with the view that, in the ordinary course of business, we do not plan to sell most investments for the sole purpose of realizing gains or losses.

Expense ratio, direct expense ratio, adjusted expense ratio and related measures
•	Expense ratio: other expenses, net of capitalization of DAC, divided by premiums, fees and other revenues.
•	Direct expense ratio: adjusted direct expenses divided by adjusted premiums, fees and other revenues. Direct expenses are comprised of employee-related costs, third-party staffing costs, and general and administrative expenses.
•	Direct expense ratio, excluding total notable items related to direct expenses and PRT: adjusted direct expenses, excluding total notable items related to direct expenses, divided by adjusted premiums, fees and other revenues, excluding PRT.
•	Adjusted expense ratio: adjusted other expenses, net of adjusted capitalization of DAC, divided by adjusted premiums, fees and other revenues.
•	Adjusted expense ratio, excluding total notable items related to adjusted other expenses and PRT: adjusted other expenses, net of adjusted capitalization of DAC, excluding total notable items related to adjusted other expenses, divided by adjusted premiums, fees and other revenues, excluding PRT.

Asia general account assets under management and related measures

Asia GA AUM is used by MetLife to describe assets in its Asia GA investment portfolio. Asia GA AUM is stated at estimated fair value and is comprised of Asia GA total investments, the portion of the Asia GA investment portfolio classified within assets held-for-sale and cash and cash equivalents, excluding policy loans, contractholder-directed equity securities, fair value option securities, mortgage loans originated for third parties and certain other invested assets. Mortgage loans, net of mortgage loans originated for third parties ("net mortgage loans") (including commercial ("net commercial mortgage loans"), agricultural ("net agricultural mortgage loans") and residential mortgage loans) and real estate equity (including real estate and real estate joint ventures) included in Asia GA AUM (at net asset value, net of deduction for encumbering debt) have been adjusted from carrying value to estimated fair value. At the segment level, intersegment balances (intercompany activity, primarily related to investments in subsidiaries, that eliminate at the MetLife consolidated level) are excluded from Asia GA AUM.

Asia GA AUM (at amortized cost) excludes the following adjustments: (i) unrealized gain (loss) on investments carried at estimated fair value and (ii) adjustments from carrying value to estimated fair value on net mortgage loans (including net commercial mortgage loans, net agricultural mortgage loans and residential mortgage loans) and real estate and real estate joint ventures. Asia GA AUM (at amortized cost) is presented net of related allowance for credit loss.

Other items
The following additional information is relevant to an understanding of our performance results:
•	Statistical sales information for Latin America, Asia and EMEA: calculated using 10% of single-premium deposits (mainly from retirement products such as variable annuity, fixed annuity and pensions), 20% of single-premium deposits from credit insurance and 100% of annualized full-year premiums and fees from recurring-premium policy sales of all products (mainly from risk and protection products such as individual life, accident & health and group). Sales statistics do not correspond to revenues under GAAP, but are used as relevant measures of business activity.

METLIFE ACRONYMS

AOCI	Accumulated other comprehensive income (loss)
DAC	Deferred policy acquisition costs
DPL	Deferred profit liabilities
EMEA	Europe, the Middle East and Africa
FCTA	Foreign currency translation adjustments
GA	General account
GA AUM	General account assets under management
GAAP	Accounting principles generally accepted in the United States of America
GICs	Guaranteed interest contracts
GMIB	Guaranteed minimum income benefits
NAIC	National Association of Insurance Commissioners
NDGL	Net derivative gains (losses)
NIGL	Net investment gains (losses)
NRSRO	Nationally Recognized Statistical Rating Organization
PAB	Policyholder account balances
PBC	Policyholder benefits and claims
PDO	Policyholder dividend obligation
PRT	Pension risk transfers
QFS	Quarterly financial supplement
VIE	Variable interest entity
VOBA	Value of business acquired